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                                                                    EXHIBIT 99.1



                        FASTNET ANNOUNCES ACQUISITION OF
                              NETAXS / EARTHSTATION
                              --------------------
          FASTNET SOLIDIFIES ITS POSITION AS MID-ATLANTIC MARKET LEADER


BETHLEHEM, PA--APRIL 4, 2002--FASTNET (R) CORPORATION (NASDAQ: FSST), a leading provider of comprehensive Internet solutions, including broadband connectivity, web hosting, colocation, managed services, and eSolutions, announced today the acquisition of Netaxs, Inc., / Earthstation (collectively "Netaxs") of Philadelphia, PA. The business combination creates one of the largest regional Internet service providers in the country.

The acquisition of Netaxs is the second acquisition completed by FASTNET this year and the fourth in the last thirteen months. FASTNET has stated its intention of complementing organic growth with carefully selected acquisitions, while never losing focus on world-class customer care. The Company is very diligent in its selection of partners. Each acquisition must possess a loyal customer base, solid network infrastructure, and proven technology expertise. Through the diligence process, Netaxs separated itself as a trophy partner.

"The Netaxs acquisition is an excellent strategic fit for FASTNET," commented Stephen Hurly, FASTNET's President and Chief Executive Officer. "Netaxs is a strong company. For almost 10 years Netaxs has served the Mid-Atlantic region delivering complete data solutions. Their customers and partners have come to associate their services and talents with technical expertise and renowned customer service. We are very pleased they decided to join the FASTNET team."

Netaxs, well known as Philadelphia's original Internet service provider, started in 1992 and currently serves customers from Boston to Washington, DC over leased high-speed fiber, and utilizes both peering and transit at gigabit speeds within major international Internet backbone networks via multiple OC-12 connections. The combination with Netaxs is expected to bring a number of strategic benefits to FASTNET and its customers, including:

         o Significantly expanded network infrastructure through dark fiber and large-scale transit and peering
         o Strong brand recognition in the Philadelphia region and among service providers nationally
         o 30,000 square foot Class A colocation facility in the Philadelphia area
         o        Excellent technical team

In addition, Netaxs also brings to FASTNET the talent of its Chief Technology Officer, Avi Freedman. As CTO, Mr. Freedman was responsible for driving the technology and direction of Netaxs, which he started. Freedman was responsible for Netaxs' internal system architecture, development services, and the vision of the Company's future technology. Freedman is a strong technical asset and will serve the combined Company well in the expansion of FASTNET's innovative solutions. Mr. Freedman will also be joining the FASTNET Board of Directors.

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                                                             FASTNET CORPORATION
                                                                          Page 2

In addition to working with Netaxs, Mr. Freedman is also involved with Akamai Technologies as the Chief Network Architect, is a key advisor for Sockeye Networks and Lucid Security, is on the ARIN Advisory Council, and frequently writes and lectures on business and technology topics in the ISP, content, and network communities.

"Beyond the acquisition of an excellent customer base, the Netaxs team and infrastructure significantly expands our ability to better serve our customers," said Hurly. "Netaxs offers a Class A colocation facility in Philadelphia, PA. The facility is state of the art and will allow us to serve the needs of the Philadelphia market, in addition to providing excellent redundancy to the existing FASTNET facility in Bethlehem, PA. The Netaxs network infrastructure is a tremendous addition to FASTNET's already robust network. Our customers can now utilize high-speed fiber capacity in the New York to DC corridor as well as multiple OC-12 transit capacity. Supporting it all, the Netaxs team possesses unsurpassed network and technology expertise that will complement our already strong team."

The resulting Company's product and service offerings include high speed business Internet access, network engineering and consulting, network security services, e-commerce web design and development solutions, disaster recovery, state of the art colocation services, private network transport, and managed hosting services.

Netaxs' Avi Freedman, CTO and Jeff Pasquale, CEO will continue to take leadership roles with FASTNET. "Both FASTNET and Netaxs share a common vision, to give customers the highest quality of service possible. This partnership will help us make this a reality. FASTNET will continue on the path that Netaxs created with rich peering arrangements on both the East and West Coasts of the US," explained Pasquale. "Our peering relationships will benefit other service providers and Internet companies who purchase transit services from us. FASTNET's experience serving corporate customers and detailed attention to customer care will immediately benefit our corporate and colocation customer base. In turn, Netaxs brings a wealth of technical knowledge and resources to the FASTNET team, including our high speed fiber segments and multiple OC-12 interconnects, but most importantly, our employees."

In addition, the combination is expected to create additional revenue opportunities through the cross- selling of products and services to the combined Company's existing customer base. The combination is also expected to create additional value through increased revenues and EBITDA results both in nominal dollars and as a percentage of revenues.

"I am very happy that Netaxs is merging with FASTNET. The two companies have had numerous personal and business relationships with each other since 1994, building a long history of respect and trust," said Freedman. "By combining, we can provide better service and more products to our combined customer base, and we can pool our executive and technical talent to increase the pace of innovation and provision of quality services to our business and service provider customers. Additionally, FASTNET's position as an EBITDA positive public company enhances our combined ability to sell our transit, colocation, and transport services to even larger corporations and service providers."

"This acquisition is another step in the evolution of FASTNET," added Hurly. "Last year we delivered on our promise to be EBITDA positive by year end, and now we are delivering on our promise of growth. Each additional step in the future will be strategically designed to add value to the company and provide even better products and services to our customers."

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                                                             FASTNET CORPORATION
                                                                          Page 3

ABOUT FASTNET CORPORATION

FASTNET Corporation, headquartered in Bethlehem, PA, has facilities located throughout the Mid-Atlantic Region, providing high-performance, dedicated and reliable Internet service to businesses of all sizes. Through private, redundant peering arrangements with the national IP backbone carriers, the Company is able to maintain the level of reliability of service that today's business customer demands, as well as superior and personalized customer care.

In addition to business class high-speed Internet connectivity, FASTNET also provides wireless Internet connectivity, security consulting, virtual private network (VPN) design and implementation, managed hosting, managed firewall services, web design and application services, e-commerce site development, colocation, content streaming, and dial-up Internet access for residential customers and mobile workers.

The Company's Common shares are listed on the Nasdaq National Market under the symbol "FSST." For more information on FASTNET, visit the Company's web site at www.fast.net or call 1-888-321-FAST.




AT FASTNET CORPORATION

Stephen A. Hurly           Stanley Bielicki
President & CEO            Chief Financial Officer
(610) 266-6700             (610) 266-6700
steve.hurly@fast.net       stan.bielicki@fast.net



FORWARD LOOKING STATEMENTS

This news release contains comments or information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involves significant risks and uncertainties. The forward-looking statements in this release include statements relating to the ability to successfully integrate the two companies and achieve anticipated synergies, to create additional revenue opportunities through the cross selling of products and services, to increase profitability by cross marketing products and services, and to increase our ability to provide even better products and services to our combined customer base. Actual results may differ materially from the results discussed in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including but not limited to the ability to achieve the intended benefits of the realignment plan (i.e. the ability to reduce expenses, increase cash-flows, and retain cash reserves), fluctuations in operating results, additional capital requirements, competition, integration of acquisitions, history of losses, and implementation of network infrastructure. Careful review must be given to the risk factors set forth in FASTNET's annual report on Form 10-K as filed with the Securities and Exchange Commission. The information contained herein is current only as of the date of this release and FASTNET undertakes no obligation to update the information in this press release in the future.


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